UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2004

QUOTESMITH.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26781	36-3299423
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8205 South Cass Avenue, Darren, Illinois		60561
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 630-515-0170

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) dated January 31, 2004, a newly created subsidiary of Quotesmith.com, Inc. (the “Company”), Life Quotes Acquisition, Inc. (the “Purchaser”) acquired substantially all of the assets of Life Quotes, Inc. (“Life Quotes”), a domestic insurance agency that solicited business from prospective customers in all 50 states.  Pursuant to a Real Property Purchase Agreement (the “Real Property Purchase Agreement”) dated January 31, 2004, the Purchaser acquired certain real estate consisting of land and an office building owned by an affiliate of the sole stockholder of Life Quotes (the “Affiliate”).

In consideration of the purchase of the assets and the real estate, the Company assumed certain specified liabilities of Life Quotes and paid Life Quotes and the Affiliate an aggregate purchase price of $18,356,000 in cash, after adjustments and customary prorations.  Of this amount, $353,000 was placed in escrow.  The full release of the escrow is contingent on the collection of certain accounts receivable that were included among the assets acquired.

To fund this transaction, the Company borrowed $6,500,000 pursuant to a promissory note issued by the Company on May 7, 2004 to Zions Bancorporation.  The remainder of the purchase price was paid from internal funds.

In connection with the acquisition and pursuant to the Asset Purchase Agreement, the Company entered into a Noncompetition Agreement and an Agency Agreement with Kenneth L. Manley, the sole stockholder of Life Quotes, pursuant to which Mr. Manley agreed to limit his business activities to those not in competition with the Company.

The terms of the Asset Purchase Agreement and the Real Property Purchase Agreement, including the consideration paid by the Company, and the terms of the Noncompetition Agreement and the Agency Agreement were determined in arms’-length negotiations between the Company, on the one hand, and the sellers, on the other hand. The foregoing descriptions of the Asset Purchase Agreement, the Real Property Purchase Agreement, the Noncompetition Agreement and the Agency Agreement are qualified in their entirety by the full text of the respective agreements, which are incorporated herein by reference.

In connection with the closing, the Company issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial Statements.

The Company intends to file by amendment the required financial information no later than 60 days after the date that this report on Form 8-K must be filed.

(b)         Pro Forma Financial Information

The Company intends to file by amendment the required pro forma financial statements reflecting the acquisition of the acquired assets no later than 60 days after the date that this report on Form 8-K must be filed.

(c)          Exhibits

Exhibit No.	Description

2.1

Asset Purchase Agreement dated January 31, 2004 By and Among Quotesmith.com, Inc, Life Quotes Acquisition, Inc., Kenneth L. Manley and Life Quotes, Inc.  (Incorporated by reference to the Company’s Current Report on Form 8-K, filed March 5, 2004)

2.2

Real Estate Purchase and Sale Agreement Dated January 31, 2004 By and Between the Kenneth L. Manley Revocable Trust Dated June 10, 1987 and Life Quotes Acquisition, Inc. (Incorporated by reference to the Company’s Current Report on Form 8-K, filed March 5, 2004)

10.20	Promissory Note issued by Quotesmith.com, Inc. to Zions Bancorporation on May 7, 2004

10.21	Noncompetition Agreement, dated May 7, 2004, between Quotesmith.com, Inc. and Kenneth L. Manley

10.22	Agency Agreement, dated May 7, 2004, between Quotesmith.com, Inc. and Kenneth L. Manley

99.1	Press Release dated May 7, 2004 (Incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed May 7, 2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUOTESMITH.COM, INC.

DATED: May 24, 2004	By:	/s/ Phillip A. Perillo
Phillip A. Perillo
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Asset Purchase Agreement dated January 31, 2004 By and Among Quotesmith.com, Inc, Life Quotes Acquisition, Inc., Kenneth L. Manley and Life Quotes, Inc.  (Incorporated by reference to the Company’s Current Report on Form 8-K, filed March 5, 2004)

2.2

Real Estate Purchase and Sale Agreement Dated January 31, 2004 By and Between the Kenneth L. Manley Revocable Trust Dated June 10, 1987 and Life Quotes Acquisition, Inc. (Incorporated by reference to the Company’s Current Report on Form 8-K, filed March 5, 2004)

10.20	Promissory Note issued by Quotesmith.com, Inc. to Zions Bancorporation on May 7, 2004

10.21	Noncompetition Agreement, dated May 7, 2004, between Quotesmith.com, Inc. and Kenneth L. Manley

10.22	Agency Agreement, dated May 7, 2004, between Quotesmith.com, Inc. and Kenneth L. Manley

99.1	Press Release dated May 7, 2004 (Incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed May 7, 2004)